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                                                                   EXHIBIT 10.11

                      FIRST AMENDMENT TO SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is entered into as of March 28, 2003 among (i) CARAUSTAR INDUSTRIES, INC. (the "Borrower"), (ii) the Subsidiaries of the Borrower listed on the signature pages hereto (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually an "Obligor" and collectively the "Obligors") and BANK OF AMERICA, N.A., in its capacity as collateral agent (in such, the "Collateral Agent") for the Secured Parties (as defined in the Security Agreement referenced below).

                                    RECITALS

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of March 29, 2001 (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the financial institutions from time to time party thereto (the "Lenders") and Bank of America, N.A. ("Bank of America"), as Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein (terms used but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement or Security Agreement, as applicable);

                  WHEREAS, in connection with the Fourth Amendment to Credit Agreement dated as of September 23, 2002, among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent, the Obligors and the Collateral Agent entered into the Security Agreement in consideration of, and as a condition precedent to the effectiveness of, the Fourth Amendment.

                  WHEREAS, the Obligors are required to enter into this Amendment in consideration of, and as a condition precedent to the effectiveness of, that certain Sixth Amendment to Credit Agreement dated as of the date hereof among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

                  NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       AMENDMENTS TO SECURITY AGREEMENT.

         (a) Section 1(a) of the Security Agreement is amended by adding the following term to the list of terms contained therein that are defined pursuant to the Uniform Commercial Code as in effect in the State of North
Carolina: "Equipment."

         (b) Section 1(b) of the Security Agreement is amended by substituting each of the following new definitions for the respective existing definitions set forth therein:


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                  "Documents": the collective reference to the Credit Agreement, the Loan Documents, the Premier Boxboard Guaranty (subject to Section
         30 hereof), the Standard Gypsum Guaranty (subject to Section 31 hereof), and any Hedging Agreements between an Obligor and a Lender or any Affiliate of a Lender.

                  "Secured Obligations": with respect to the Collateral, all of the following, whether now existing or hereafter incurred: (i) the prompt performance and observance by each Obligor of all of its Obligations to the Lenders under the Loan Documents, including, without limitation, (a) all obligations consisting of principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, all fees, indemnities and other amounts arising under any of the Loan Documents and all reimbursement obligations in respect of Letters of Credit, (b) all guaranty obligations arising out of Article X of the Credit Agreement and (c) all obligations arising under any Hedging Agreements between any Obligor and any Lender, or any Affiliate of a Lender, (ii) subject to
         Section 30 hereof, the prompt performance and observance by the Borrower of all of its guaranty obligations to SunTrust under the Premier Boxboard Guaranty, (iii) subject to Section 31 hereof, the prompt performance and observance by the Borrower of all of its guaranty obligations to Toronto Dominion under the Standard Gypsum Guaranty, and (iv) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Obligor to any Secured Party or the Collateral Agent under any of the Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, and all obligations and liabilities incurred in connection with collecting and enforcing the Secured Obligations.

                  "Secured Parties": the collective reference to (i) the Lenders and any Affiliate of a Lender that has entered into a Hedging Agreement, (ii) subject to Section 30 hereof, SunTrust and (iii) subject to Section 31 hereof, Toronto Dominion, and "Secured Party" means any one of them, as applicable.

         (c) Section 1(b) of the Security Agreement is further amended by inserting the following definition where alphabetically appropriate:

                  "Equipment Collateral Effective Date" means July 1, 2003.

         (d) Section 2 of the Security Agreement is amended by (i) restating clauses (c) and (d) thereof as clauses (d) and (e) thereof, respectively, and inserting the following as clause (c) thereof:

                  "(c) Subject to Section 29 hereof, all Equipment (the "Equipment Collateral")."

         (e) Section 4 of the Security Agreement is hereby amended by deleting clause (d) thereof and replacing it with the following:

                  "(d) Security Interest/Priority. This Security Agreement shall create a valid security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing, shall


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         constitute a valid perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Liens permitted under
         Section 9.2 of the Credit Agreement as in effect on the date hereof; provided, however, any Liens on the Collateral permitted pursuant to
         Section 9.2(j) of the Credit Agreement as in effect on the date hereof shall not exceed $1,000,000 in the aggregate at any time outstanding; and provided further that the foregoing representations and warranties shall only be applicable with respect to Equipment Collateral upon the Equipment Collateral Effective Date.

         (f) Section 5 of the Security Agreement is amended by adding the following as new clauses (j) and (k) thereof:

                  "(j) Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Administrative Agent shall have a perfected Lien on such Fixture or real property.

                  (k) Legal Opinion. Upon the occurrence of the Equipment Collateral Effective Date, the Borrower shall deliver to the Collateral Agent a legal opinion from counsel to the Credit Parties in form and substance acceptable to the Collateral Agent and its counsel (which shall cover, among other things, the enforcability of the Security Agreement with respect to the Equipment Collateral and the creation and perfection of the Collateral Agent's Liens hereunder on the Equipment Collateral)."

         (g) Section 5 of the Security Agreement is further amended by adding the following as a new last paragraph thereof:

         "Notwithstanding the foregoing provisions of this Section 5, none of such provisions shall be applicable with respect to the Equipment Collateral until the Equipment Collateral Effective Date and thereafter."

         (h) Section 7 of the Security Agreement is amended by deleting such section in its entirety and replacing it with the following:

                  "7.      Events of Default.

                  "Any of (a) the occurrence of an event which under the Credit Agreement would constitute an Event of Default thereunder, (b) subject to Section 30 hereof, the occurrence of an event which gives SunTrust the right to demand payment under the Premier Boxboard Guaranty or (c) subject to Section 31 hereof, the occurrence of an event which gives Toronto Dominion the right to demand payment under the Standard Gypsum Guaranty shall be an Event of Default hereunder (an "Event of Default")."


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         (i)      Section 8 of the Security Agreement is amended by adding the following as the last paragraph thereof:

                  "Notwithstanding the foregoing provisions of this Section 8, to the extent any such provisions are subject to the occurrence and continuation of an Event of Default, any such provision shall only be applicable with respect to the Equipment Collateral upon the occurrence and during the continuance of an Event of Default occurring simultaneously with or subsequent to the Equipment Collateral Effective Date."

         (j) Section 9 of the Security Agreement is amended by adding the following as the last paragraph thereof"

                  "Notwithstanding the foregoing provisions of this Section 9, to the extent any rights and/or remedies detailed in such provisions are subject to the occurrence and continuation of an Event of Default, any such provision shall only be applicable with respect to the Equipment Collateral upon the occurrence and during the continuance of an Event of Default occurring simultaneously with or subsequent to the Equipment Collateral Effective Date."

         (k) Section 10(d) of the Security Agreement is amended by deleting such section in its entirety and replacing it with the following:

                  "(d) FOURTH, to the payment of (i) all fees of the Administrative Agent and (ii) subject to paragraphs 30 and 31 hereof, all fees of SunTrust and Toronto Dominion, if any, that are in the nature of administrative agent's fees, in each case that are then due and payable under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;"

         (l) Section 13 of the Security Agreement is amended by adding the following as a new second paragraph thereof:

                  "(b) Notwithstanding anything to the contrary herein or in the Credit Agreement, the definition of "Equipment Collateral Effective Date" as set forth herein may not be amended, modified, changed, discharged or terminated in a manner adverse to the Secured Parties except with the prior written consent of each Secured Party."

         (l) Section 14 of the Security Agreement is amended by deleting such section in its entirety and replacing it with the following:

                  "14. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral (except with respect to the Equipment Collateral, with respect to which the creation of a continuing security interest shall be effective as of the Equipment Collateral Date) and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties, on


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         a ratable basis, and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Secured Party (or, with respect to the Lenders, the Required Lenders, as required by the Credit Agreement)."

         (m) The Security Agreement is amended by inserting the following as a new Section 29 thereof:

                  "29. Equipment Collateral Effective Date. Notwithstanding anything in this Security Agreement to the contrary, the grant of a security interest in Equipment Collateral pursuant to Section 2 hereof shall not become effective until the Equipment Collateral Effective Date; provided that on such Equipment Collateral Effective Date such grant of a security interest shall become effective immediately and without any further action on the part of any of the parties hereto."

         (n) The Security Agreement is amended by inserting the following as a new Section 30 thereof:

                  "30. Termination by SunTrust: SunTrust acknowledges and agrees that effective upon the termination of, and payment in full in cash of all obligations of the Borrower under, the Premier BoxBoard Guaranty,
         (w) SunTrust shall have no further rights under or be entitled to any benefits of the Security Agreement, (x) the Collateral Agent shall no longer hold a security interest in the Collateral for the benefit of SunTrust, (y) SunTrust shall no longer be a "Secured Party" hereunder, nor shall the Borrower's performance and obligations to SunTrust under the Premier Boxboard Guarantee be deemed a "Secured Obligation" hereunder, and (z) upon reasonable request by the Borrower, SunTrust shall confirm in writing such termination and payment to the Collateral Agent."

         (o) The Security Agreement is amended by inserting the following as a new Section 31 thereof:

                  "31. Termination by Toronto Dominion: Toronto Dominion acknowledges and agrees that effective upon the earlier of (i) the termination of, and payment in full in cash of all obligations of the Borrower under, the Standard Gypsum Guaranty, and (ii) Toronto Dominion's receipt of a standby letter of credit in the amount of $28,369,452.50 issued by Bank of America and naming Toronto Dominion as beneficiary (or any other letter of credit acceptable to Toronto Dominion issued in connection with Standard Gypsum's industrial revenue bond obligations), which letter of credit is intended to replace the Borrower's guaranty obligations under the Standard Gypsum Guaranty, (w) Toronto Dominion shall have no further rights under or be entitled to any benefits of the Security Agreement, (x) the Collateral Agent shall no longer hold a security interest in the Collateral for the benefit of Toronto Dominion, (y) Toronto Dominion shall no longer be a "Secured Party" hereunder, nor shall the Borrower's performance and obligations to Toronto Dominion under the Standard Gypsum Guaranty be deemed a "Secured


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         Obligation" hereunder and (z) upon reasonable request by the Borrower,
         Toronto Dominion shall confirm in writing such termination and payment or receipt, as applicable, to the Collateral Agent."

         2.       AUTHORITY/ENFORCEABILITY.

         Each of the Credit Parties hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment. The execution, delivery and performance by such Person of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any of its Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except as could not reasonably be expected to have a Material Adverse Effect.

         3. COUNTERPARTS/TELECOPY. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


                  [remainder of page intentionally left blank]

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         Each of the parties hereto has caused a counterpart of this First
Amendment to Security Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                           CARAUSTAR INDUSTRIES, INC.,
--------                            a North Carolina corporation


                                    By:    Ronald J. Domanico
                                       --------------------------------------
                                    Name:  Ronald J. Domanico
                                    Title: Vice President and Chief
                                           Financial Officer

GUARANTORS:       AUSTELL HOLDING COMPANY, LLC,
----------        a Georgia limited liability company
                  CAMDEN PAPERBOARD CORPORATION,
                  a New Jersey corporation
                  CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
                  a Delaware corporation
                  CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC., a Maryland corporation
                  CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., a Delaware corporation
                  CARAUSTAR MILL GROUP, INC.,
                  an Ohio corporation f/k/a Caraustar Paperboard Corporation
                  CARAUSTAR RECOVERED FIBER GROUP, INC.,
                  a Delaware corporation
                  CHICAGO PAPERBOARD CORPORATION,
                  an Illinois corporation
                  FEDERAL TRANSPORT, INC.,
                  an Ohio corporation
                  GYPSUM MGC, INC.,
                  a Delaware corporation
                  HALIFAX PAPER BOARD COMPANY, INC.,
                  a North Carolina corporation
                  MCQUEENEY GYPSUM COMPANY,
                  a Delaware corporation
                  MCQUEENY GYPSUM COMPANY, LLC,
                  a Delaware limited liability company
                  PBL INC.,
                  a Delaware corporation
                  SPRAGUE PAPERBOARD, INC.,
                  a Connecticut corporation


                  By:    /s/ Ronald J. Domanico
                         --------------------------------------
                  Name:  Ronald J. Domanico
                  Title: Vice President
                         of each of the foregoing Guarantors

                  CARAUSTAR, G.P.,
                  a South Carolina general partnership


                  By:      CARAUSTAR INDUSTRIES, INC.,
                           a North Carolina corporation, general partner

                           By:     /s/ Ronald J. Domanico
                                  --------------------------------------
                           Name:  Ronald J. Domanico
                           Title: Vice President & Chief Financial Officer


                  By:      CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS
                           GROUP, INC., a Delaware corporation, general partner

                           By:    /s/ Ronald J. Domanico
                                  --------------------------------------
                           Name:  Ronald J. Domanico
                           Title: Vice President & Assistant Secretary


                  RECCMG, LLC,
                  a Georgia limited liability company
                  PARADIGM CHEMICAL & CONSULTING, LLC,
                  a Georgia limited liability company

                  By:      CARAUSTAR MILL GROUP, INC.,
                           an Ohio corporation f/k/a Caraustar Paperboard Corporation, sole member of each of the foregoing Guarantors

                           By:    /s/ Ronald J. Domanico
                                  --------------------------------------
                           Name:  Ronald J. Domanico
                           Title: Vice President, Secretary and Treasurer

                  CICPG, LLC,
                  a North Carolina limited liability company

                  By: CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., a Delaware corporation, sole member

                           By:    /s/ Ronald J. Domanico
                                  --------------------------------------
                           Name:  Ronald J. Domanico
                           Title: Vice President & Assistant Secretary

Agreed and Accepted to as of the date first above written.

BANK OF AMERICA, N.A.,
in its capacity as Collateral Agent

By:   /s/ Thomas R. Sullivan
   --------------------------------------------------
Name:   Thomas R. Sullivan
     ------------------------------------------------
Title:  Vice President
      -----------------------------------------------


The undersigned hereby acknowledges, accepts and consents to the foregoing First Amendment to Security Agreement and agrees to the terms of Section 29 of the Security Agreement as amended by the First Amendment thereto:

BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent for the Lenders

By:   /s/ Thomas R. Sullivan
   --------------------------------------------------
Name:   Thomas R. Sullivan
     ------------------------------------------------
Title:  Vice President
      -----------------------------------------------


The undersigned hereby acknowledges, accepts and consents to the foregoing
First Amendment to Security Agreement and agrees to the terms of Sections 29 and 30 of the Security Agreement as amended by the First Amendment thereto:

SUNTRUST BANK, ATLANTA

By:   /s/  J. Scott Dwinig
   --------------------------------------------------
Name:  J. Scott Dwinig
     ------------------------------------------------
Title: Vice President
      -----------------------------------------------



The undersigned hereby acknowledges, accepts and consents to the foregoing
First Amendment to Security Agreement and agrees to the terms of Sections 29 and 31 of the Security Agreement as amended by the First Amendment thereto:

TORONTO DOMINION (TEXAS), INC.

By:   /s/  Carol Brandt
   --------------------------------------------------
Name:  Carol Brandt
     ------------------------------------------------
Title:  Vice President
      -----------------------------------------------